UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 18, 2025
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 651-9100
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 18, 2025, the Company held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”).
At the 2025 Annual Meeting, 126,620,293 shares of Company common stock (i.e., approximately 85.7% of votes entitled to be cast at the 2025 Annual Meeting) were represented in person or by proxy.
At the 2025 Annual Meeting, the shareholders: (1) re-elected M. Kathleen Behrens, Ph.D., Joseph H. Capper, James L. Bierman, William A. Hawkins, III, Cato T. Laurencin, M.D., K. Todd Newton, Tiffany Olson, Dorothy Puhy, and Martin P. Sutter, (2) approved an advisory resolution regarding executive compensation, (3) certified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, (4) approved an amendment of the Company’s 2016 Equity and Cash Incentive Plan, and (5) approved an advisory resolution for an annual shareholder vote on executive compensation,
Set forth below is information regarding the votes cast for each proposal.
Proposal 1: Election of Nine Directors.

	For	Against	Abstain	Broker Non-Votes
M. Kathleen Behrens	91,972,156	9,879,214	61,741	24,707,182
Joseph H. Capper	95,965,049	5,907,223	40,839	24,707,182
James L. Bierman	97,144,748	4,711,520	56,843	24,707,182
William A. Hawkins, III	95,312,036	6,511,171	89,904	24,707,182
Cato T. Laurencin	97,246,926	4,513,738	152,447	24,707,182
K. Todd Newton	96,774,711	5,002,007	136,393	24,707,182
Tiffany Olson	96,835,684	5,014,632	62,795	24,707,182
Dorothy Puhy	95,383,954	6,462,064	67,093	24,707,182
Martin P. Sutter	94,553,803	7,301,165	58,143	24,707,182
Proposal 2: Advisory approval of executive compensation.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	94,778,256	6,924,968	209,887	24,707,182
Proposal 3: Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	123,672,273	970,687	1,977,333	N/A
Proposal 4: Approval of the amendment of the Company’s 2016 Cash and Equity Incentive Plan.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	91,371,825	10,344,239	197,047	24,707,182
Proposal 5: Advisory approval of the frequency of the shareholder vote on executive compensation.

	One year	Two years	Three years	Abstain
Total Shares Voted	97,503,345	462,185	2,446,853	1,500,728
Say-on-Pay Frequency Determination

In light of the shareholder advisory vote, the Company has determined that future advisory Say on Pay votes will occur every year until the next advisory vote regarding such frequency.

Exhibit No.	Description of Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

June 20, 2025	By:	/s/ William “Butch” Hulse
William “Butch” Hulse General Counsel & Chief Administrative Officer